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Exhibit 99.2

WRITTEN STATEMENT PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        On this day, Sabre Holdings Corporation (the "Company") filed with the Securities and Exchange Commission an Amendment to its Annual Report on Form 10-K/A for the period ending December 31, 2002 (the "Report").

        I, Jeffery M. Jackson, the Chief Financial Officer of the Company, hereby certify that:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffery M. Jackson
Jeffery M. Jackson
Executive Vice President and Chief Financial Officer
March 17, 2003

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  Exhibit 99.2